UNITED STATES
SECURITIES AND EXCHANGE COMMISSON
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 15, 2011

UTG, INC
(Exact name of registrant as specified in its charter)

Delaware	0-16867	20-2907892
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5250 South Sixth Street, Springfield, IL	62703
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 217-241-6300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.07 – Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Shareholders of UTG, Inc was held on June 15, 2011 at which the following matters were submitted to a vote of shareholders:

(a)	Votes regarding the election of eleven directors:

Name	For	Withheld	Broker Non-Votes
John S. Albin	2,783,446	6,923	174,566
Randall L. Attkisson	2,783,425	6,944	174,566
Joseph A. Brinck, II	2,783,446	6,923	174,566
Jesse T. Correll	2,783,341	7,028	174,566
Ward F. Correll	2,783,341	7,028	174,566
Thomas F. Darden, II	2,783,446	6,923	174,566
Howard L. Dayton, Jr.	2,783,236	7,133	174,566
Daryl J. Heald	2,783,341	7,028	174,566
Peter L. Ochs	2,783,404	6,965	174,566
William W. Perry	2,783,446	6,923	174,566
James P. Rousey	2,774,825	15,544	174,566

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

UTG, INC.

Date: June 15, 2011	By:	/s/ Theodore C. Miller
Theodore C. Miller
Senior Vice President
and Chief Financial Officer